UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          March 24, 2006
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                                 Six Flags, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

       11501 Northeast Expressway
         Oklahoma City, Oklahoma                                  73131
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (405) 475-2500
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

      The Company announced today that its 2006 Annual Meeting of Stockholders is scheduled to be held on May 25, 2006, which is a change of more than 30 days from the anniversary of the Company's 2005 Annual Meeting of Stockholders. Consequently, any stockholder proposal sought to be included in the Company's proxy materials for the 2006 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by the Company a reasonable time before it begins to print its proxy materials. The Company considers proposals received by April 3, 2006 to be a reasonable time before it begins to print its proxy materials. In addition, any stockholder interested in nominating person(s) for election to the Board or presenting a proposal for action at the 2006 Annual Meeting must deliver advance written notice of such nomination or proposal to the Company by April 3, 2006. Both stockholder proposals and written notifications should be sent to Six Flags, Inc., c/o Corporate Secretary, 122 E. 42nd Street, New York, NY 10168.

      The Board set April 5, 2006 as the record date for the 2006 Meeting.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIX FLAGS, INC.



                                    By:      /s/ James M. Coughlin
                                          ------------------------------
                                          Name:  James M. Coughlin
                                          Title: Vice President and
                                                 General Counsel

Date:  March 24, 2006